COMMON STOCK

PIPER JAFFRAY COMPANIES

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 724078 10 0

NUMBER

PJ 8017

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT XXXXXXXXX SAMPLE SAMPLE SAMPLE XXXXXXXXX
XXXXXXX SAMPLE SAMPLE SAMPLE XXXXXXX

XXXXXXXXXXX
XXXXXXXXXXXX

XXXXXXXXXXXXXX

is the owner of XXXXXXX SAMPLE SAMPLE SAMPLE XXXXXXXXX
XXXXXXX SAMPLE SAMPLE SAMPLE XXXXXXX

FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF

PIPER JAFFRAY COMPANIES

transferable on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
1717 ARCH ST., STE. 1300, PHILADELPHIA, PA 19103
TRANSFER AGENT

BY: SAMPLE SAMPLE SAMPLE
AUTHORIZED SIGNATURE

CHIEF EXECUTIVE OFFICER

CORPORATE SECRETARY